                                                                    EXHIBIT 10.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports with respect to the financial statements indicated below in the Registration Statement (Form SB-1) of Meadows Preservation, Inc. for the registration of 2,354 shares of its common stock.

          Financial Statements                                 Date of Auditors' Report
          --------------------                                 ------------------------
Financial Statements of Meadows Preservation, Inc. for      May 5, 1998, except for Note 3,
the years ended December 31, 1997 and 1996                       as to which the date is
                                                                  September 25, 1998

Statement of Revenues and Certain Expenses of The                   August 26, 1998
Meadows for the six months ended June 30, 1998

Balance Sheet of MHC-QRS Blue Ribbon                              September 25, 1998
Communities, Inc. as of June 30, 1998

Balance Sheet of Blue Ribbon Communities Limited                  September 25, 1998
Partnership as of June 30, 1998

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 29, 1998